UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2022

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10003 Woodloch Forest Drive
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Huntsman Corporation	Common Stock, par value $0.01 per share	HUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) Huntsman Corporation’s (the “Company”) 2022 Annual Meeting of Stockholders was held on March 25, 2022 (the “Annual Meeting”).

(b) The Company’s stockholders voted on the following four proposals (each described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 17, 2022) at the Annual Meeting.

(c) First Coast Results, Inc., the independent inspector of the elections (the “Inspector of Election”) for the Annual Meeting, delivered its final vote tabulation on March 30, 2022 that certified the final voting results for each of the matters that were submitted to a vote at the Annual Meeting. Set forth below are the final voting results as provided by the Inspector of Election.

(d) Each stockholder of record is entitled to one vote per share of common stock on each proposal. On February 1, 2022, the record date for the Annual Meeting (the “Record Date”), there were 214,526,168 shares of common stock outstanding. Present at the Annual Meeting in person or by proxy were holders of shares of common stock representing an aggregate of 192,485,625 votes, or 89.7% of the voting power entitled to vote at the Annual Meeting as of the Record Date, constituting a quorum.

Proposal 1	To elect as directors 10 nominees to serve until the 2023 Annual Meeting of Stockholders or her/his earlier resignation, removal or death.

Company Nominees	For	Withheld
Peter R. Huntsman	179,020,478	13,131,395
Mary C. Beckerle	102,029,599	3,439,660
Sonia Dulá	183,225,725	8,926,148
Cynthia L. Egan	104,880,690	588,569
Curtis E. Espeland	183,857,020	8,294,853
Daniele Ferrari	104,450,360	1,018,899
José Muñoz	105,222,373	246,886
Jeanne McGovern	183,265,276	8,886,597
David B. Sewell	183,860,638	8,291,235
Jan E. Tighe	183,010,043	9,141,830

Starboard Value LP Nominees	For	Withheld
James L. Gallogly	80,245,753	6,438,211
Sandra Beach Lin	59,703,017	26,980,947
Susan C. Schnabel	43,161,946	43,522,018
Jeffrey C. Smith	79,338,713	7,344,981

The stockholders voted to re-elect each of the Company’s director nominees to serve until the Company’s 2023 Annual Meeting of Stockholders or her/his earlier resignation, removal or death.

Proposal 2	The advisory vote to approve named executive officer compensation.

For	Against	Abstain
161,784,212	29,318,784	1,048,814

The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers.

Proposal 3	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstain
185,763,487	6,373,041	349,097

The stockholders voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022.

Proposal 4	The stockholder proposal to lower ownership threshold for special meeting of stockholders to 10%.

For	Against	Abstain
65,180,939	126,280,577	689,933

The stockholders did not approve the stockholder proposal to lower the ownership threshold required to call a special meeting of stockholders to 10%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ DAVID M. STRYKER
Executive Vice President, General Counsel and Secretary

Dated: March 31, 2022

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